UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

UNITED STATES LIME & MINERALS, INC.
 (Exact name of registrant as specified in its charter)

TEXAS	000-4197	75-0789226
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 991-8400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s Annual Meeting of Shareholders was held on April 30, 2010 in Dallas, Texas. The table below shows the results of the only proposal submitted to shareholders in the Company’s Proxy Statement, dated April 2, 2010:

Election of Directors	FOR	WITHHELD
Timothy W. Byrne	5,315,256	230,091
Richard W. Cardin	5,528,668	16,679
Antoine M. Doumet	5,288,745	256,602
Billy R. Hughes	5,314,856	230,491
Wallace G. Irmscher	5,529,746	15,601
Edward A. Odishaw	5,530,047	15,300

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2010	UNITED STATES LIME & MINERALS, INC.

By: /s/ M. Michael Owens
M. Michael Owens, Vice President and Chief Financial Officer

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